EXHIBIT 32,2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bret A. Pedersen, Chief Financial Officer of Envela Corporation, hereby certify that, to my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Envela Corporation on Form 10-K for the fiscal year ended December 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Envela Corporation.

March 21, 2024

By:	/s/ BRET A. PEDERSEN
Bret A. Pedersen
Chief Financial Officer
(Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Envela Corporation and will be retained by Envela Corporation and furnished to the Securities and Exchange Commission or its staff upon request.